UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 12, 2006 (May 12, 2006)
                                                  -----------------------------

                          Brookdale Senior Living Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     001-32641                20-3068069
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


   330 North Wabash, Suite 1400, Chicago, Illinois                   60611
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       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (312) 977-3700
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

         On May 12, 2006, Brookdale Senior Living Inc. (the "Company") issued a press release announcing its first quarter 2006 financial results and announcing a conference call to review these results. A copy of the press release is furnished herewith as Exhibit 99.1.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth by specific reference in such filing that such information is to be considered "filed" or incorporated by reference therein.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits

99.1     Press Release dated May 12, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  BROOKDALE SENIOR LIVING INC.
                                  (Registrant)


                                  By:  /s/ Deborah C. Paskin
                                       ------------------------
                                       Deborah C. Paskin
                                       Executive Vice President, General Counsel
                                       and Secretary

Date: May 12, 2006

                                  EXHIBIT INDEX

Exhibit Number             Exhibit
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99.1                       Press Release dated May 12, 2006